Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity

Common Stock Dividend: The Company paid a quarterly cash dividend each quarter of 2016. The first three quarters of 2016 the dividend was $0.08 per share. The dividend was increased to $0.10 per share in December of 2016 for payment on January. During 2016 the Company paid $2.0 million in dividends. The timing and amount of future dividends will be within the discretion of the Board of Directors and will depend on the consolidated earnings, financial condition, liquidity, and capital requirements of the Company and its subsidiaries, applicable governmental regulations and policies, and other factors deemed relevant by the Board. In May 2016 the Company paid a 10% common stock dividend to shareholders (625,971 shares). All share and per share information have been retroactively adjusted to give effect to this stock dividend for the periods presented.

Treasury Stock: The Company, in 2015, announced plans to purchase up to 500,000 shares of its own stock. During the year ending December 31, 2016, the Company purchased 294 shares at an average cost of $12.54 per share, compared to the year ending December 31, 2015, when the Company purchased 69,454 shares at an average cost of $11.98 per share.

Stock Options: In 2015, the shareholders approved the 2015 Equity Incentive Plan (the "Plan"). The Plan is a "non-qualified" stock option plan. All directors and certain officers and employees of the Company have been granted options under the Plan. Option awards are granted with an exercise price equal to the market price of the Company's stock on the date of the grant. All options issued have a 10 year contractual term and vest over five years. All stock option amounts and prices included in the following discussions have been adjusted for stock dividends.

The method of determining pro-forma compensation expense for 2016 was based on certain assumptions, including the past trading ranges of the Company's stock, volatility of 29%, expected option lives of 5 years, risk free interest rate of 2.38%, and a dividend rate of 2.03%. Net compensation expense recognized during 2016 amounted to $65,500. The remaining unrecognized compensation expense at December 31, 2016 is $292,000 at $2.55 price per share.

The following table summarizes stock option activity for the year ended December 31, 2016.

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at January 1, 2016	20,371	$9.33
Granted	159,830	$10.39
Exercised	(20,371)	$9.33
Expired/terminated	(2,970)	$10.39
Outstanding at December 31, 2016:	156,860	$10.39	9.8	$1,531,000
Exercisable at December 31, 2016:	—	$—	0.0	$—

All outstanding options have an exercise price of $10.39. There were no outstanding exercisable options at December 31, 2016.

Preferred Stock: In December of 2013, the Company completed a private placement of newly designated 6.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series B, with a liquidation preference of $1,000 per share. The Company sold 20,000 shares in the placement for gross proceeds of $20.0 million. Each share of Series B Preferred Stock is convertible, at the option of the holder into 103.3446 shares of Common Stock. Upon full conversion of the Series B Preferred Stock, the Company will issue up to 2,066,891 shares of Common Stock assuming that the Conversion Rate does not change. The Conversion Rate and the total number of shares to be issued would be adjusted for stock dividends, stock splits and other corporate actions. The Conversion Rate was set using a conversion price for the common stock of $10.64, which was approximately 20% over the closing price of the Common Stock on October 10, 2013, the day the Series B Preferred Stock was priced.

The Company has recorded dividends on preferred stock in the approximate amount of $1.2 million for the years ended December 31, 2016 and 2015 respectively. All dividend amounts through December 31, 2016 have been paid. The preferred stock qualifies for and is accounted for as equity securities and is included in the Company’s Tier I capital on the date of receipt.